FIRST AMENDMENT TO PROTECTIVE ADVANCE LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO PROTECTIVE ADVANCE LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November 6, 2014, with an effective date of October 31, 2014 (the “Effective Date”), by and among KIOR, INC., a Delaware corporation (the “Company”), KIOR COLUMBUS LLC, a Delaware limited liability company (“KiOR Columbus” and collectively with the Company, the “Borrowers”), the lenders from time to time party hereto (collectively, the “Lenders”, and each a “Lender”), and the KFT Trust, Vinod Khosla, Trustee (the “KFT Trust”), as agent for the Lenders (in such capacity, “Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Existing Loan Agreement (defined below), as amended by this Amendment (the “Loan Agreement”).

R E C I T A L S:

WHEREAS, the Borrowers, the Agent and the Lenders entered into that certain Protective Advance Loan and Security Agreement, dated as of July 17, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”);

WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to modify the Existing Loan Agreement to (i) increase the aggregate Protective Advance Loan Commitments to $17,700,000 from $15,000,000 and (ii) make certain other amendments, as set forth herein; and

WHEREAS, the Agent and the Lenders are willing to make such modifications on the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments.

(a) Exhibit A to the Existing Loan Agreement is hereby amended by deleting such Exhibit A and replacing it in its entirety with Exhibit A attached to this Amendment. Each reference to the aggregate Protective Advance Loan Commitments shall be deemed to be a reference to the amended aggregate Protective Advance Loan Commitments of $17,700,000 and each reference to a Lender’s Protective Advance Loan Commitment shall be deemed to be a reference to such amount set forth next to such Lender’s name on Exhibit A attached to this Amendment.

(b) Section 1.1 of the Existing Loan Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

“Maturity Date” means the earlier of (a) November 14, 2014 and (b) the date on which all Protective Advances and other Secured Obligations shall become due and payable in accordance with the terms of this Agreement.

(c) Section 10.1 of the Existing Loan Agreement is hereby amended by amending and restating clause (i) therein in its entirety as follows”

“(i) Agent may, upon the written direction of the Required Lenders, accelerate and demand payment of all or any part of the Secured Obligations and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.4 (other than Section 9.4(A)(vi)), all of the Secured Obligations shall automatically be accelerated and made due and payable, in each case without any further notice or act),”

2. Conditions to Effectiveness. This amendments in Section 1 of this Amendment shall be effective as of the Effective Date immediately upon satisfaction of all of the following conditions:

(a) the execution and delivery of this Amendment by the Borrowers, the Agent and the Lenders; and

(b) the receipt by the Agent of a certificate of the Chief Executive Officer or Chief Financing Officer of each Borrower certifying as to the matters set forth in Section 3 of this Amendment.

3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, each Borrower, jointly and severally, represents and warrants to the Agent and each Lender that the following are true and accurate:

(a) the execution, delivery and performance of this Amendment by each Borrower have been duly authorized by all necessary action, and do not and will not (i) contravene the terms of any its organizational documents or (ii) contravene any law or any material contractual restriction binding on it;

(b) this Amendment constitutes the legal, valid and binding obligations of each Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;

(c) as of the Effective Date, except with respect to that certain Notice by Matheson Tri-Gas, Inc. to Borrowers dated October 2, 2014 and that certain Notice by the MDA to Borrowers dated November 3, 2014, both of which were previously provided by Borrowers to Lenders and the Agent, all of the representations and warranties by each Borrower contained in the Loan Agreement or in any other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date of the effectiveness of this Amendment, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and

(d) as of the Effective Date, except with respect to that certain Notice by Matheson Tri-Gas, Inc. to Borrowers dated October 2, 2014 and that certain Notice by the MDA to the Borrowers dated November 3, 2014, both of which were previously provided by the Borrowers to the Lenders and the Agent, no Default or Event of Default has occurred and is continuing.

4. Miscellaneous.

(a) Ratification; Reference and Effect on Loan Documents; Integration. As of the Effective Date, the Existing Loan Agreement, as amended hereby, and the other Loan Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Existing Loan Agreement, any other Loan Document or any agreement or instrument related to the Existing Loan Agreement to “the Loan Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Existing Loan Agreement, shall hereafter refer to the Existing Loan Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitutes a waiver of any provision of any of the Loan Documents. This Amendment and the Existing Loan Agreement shall hereafter be read and construed together as a single document, and together incorporate all negotiations of the parties hereto with respect to the subject matter hereof and are the final expression and agreement of the parties hereto with respect to the subject matter hereof. To the extent any terms or provisions of this Amendment conflict with those of the Existing Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b) Loan Document. This Amendment shall constitute a Loan Document.

(c) Reaffirmation. Each Borrower hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

(d) Release. Upon the effectiveness of this Amendment, each Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges the Agent, each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom the Agent or any Lender would be liable if such persons or entities were found to be liable to a Borrower (each a “Releasee” and collectively, the “Releasees”), from any and all past, present or future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, liquidated or unliquidated, suspected or unsuspected, which such Borrower ever had from the beginning of the world to the date hereof, now has, or might hereafter have against any such Releasee, in each case for actions, omissions, or events occurring on or before the date hereof which relates, directly or indirectly to the Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents.

(e) Governing Law; Jurisdiction; Jury Trial Waiver. The provisions under Sections 11.09, 11.10 and 11.11 of the Loan Agreement are incorporated herein by reference (as the same may be amended from time to time).

(f) Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(g) Headings. The headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

(h) Counterparts; Facsimile Signature. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof

(i) Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

KIOR, INC., a Delaware corporation

By:	/s/ Christopher A. Artzer
Name:	Christopher A. Artzer
Title:	President

KIOR COLUMBUS, LLC, a Delaware limited liability company

By:	/s/ Christopher A. Artzer
Name:	Christopher A. Artzer
Title:	President

[SIGNATURE PAGE TO FIRST AMENDMENT

AGENT:

KFT TRUST, VINOD KHOSLA, TRUSTEE, in its capacity as the Agent

By:	/s/ Vinod Khosla
Name:	Vinod Khosla
Title:	Trustee

LENDERS:

KFT TRUST, VINOD KHOSLA, TRUSTEE, as a Lender

By:	/s/ Vinod Khosla
Name:	Vinod Khosla
Title:	Trustee

[SIGNATURE PAGE TO FIRST AMENDMENT

EXHIBIT A

Protective Advance Loan Commitments

Lender	Protective Advance Loan Commitment
KFT Trust, Vinod Khosla, Trustee	$17,700,000

All Lenders	$17,700,000

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